UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2011
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REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition;
Item 7.01. Regulation FD Disclosure.

On May 5, 2011, Redwood Trust, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2011, a copy of which is attached as Exhibit 99.1 to this current report on Form 8-K.

On May 5, 2011, Redwood Trust, Inc. issued The Redwood Review – 1st Quarter 2011, a copy of which is attached as Exhibit 99.2 to this current report on Form 8-K.

The information contained in this Item 2.02 and Item 7.01 and the attached Exhibits 99.1 and 99.2 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated May 5, 2011
Exhibit 99.2	The Redwood Review – 1st Quarter 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2011	REDWOOD TRUST, INC.
	By:	/s/ Diane L. Merdian
Diane L. Merdian
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated May 5, 2011

99.2	The Redwood Review – 1st Quarter 2011